UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 5, 2001

                            WINLAND ELECTRONICS, INC.
   --------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

            MINNESOTA                   0-18393                   41-0992135
 (State or Other Jurisdiction     (Commission File Number)     (IRS Employer
        of Incorporation)                                 Identification Number)

         1950 EXCEL DRIVE, MANKATO, MINNESOTA                            56001
        (Address Of Principal Executive Offices)                     (Zip Code)

               Registrant's telephone number, including area code:
                                 (507) 625-7231

ITEM 5.           OTHER EVENTS.

         On March 5, 2001, the Board of Directors of Winland Electronics, Inc., a Minnesota corporation, amended and restated the Company's bylaws. The bylaws were amended to address the conduct of business at shareholder meetings and the procedures for submitting shareholder proposals and shareholder nominations for election to the board of directors. On March 7, 2001, the Company issued a press release describing the changes to the Bylaws which is attached as Exhibit 99.1 to this Report on Form 8-K. The complete Amended and Restated Bylaws of the Company are attached as Exhibit 3.2 to this Report on Form 8-K.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits. The following exhibits are filed as part of this report:


EXHIBIT
NUMBER   DESCRIPTION

3.2      Amended and Restated Bylaws of the Company effective as of March 5,
         2001

99.1     Press Release dated as of March 7, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 7, 2001


                                    Winland Electronics, Inc.

                                    By:      /s/ W. Kirk Hankins

                                    Name:  W. Kirk Hankins
                                    Title: Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION

3.2      Amended and Restated Bylaws of the Company effective as of March 5,
         2001

99.1     Press Release dated as of March 7, 2001.